UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 26, 2010

ECOEMISSION SOLUTIONS INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-150463	80-0154562
(Commission File Number)	(IRS Employer Identification No.)

3250 OAKLAND HILLS, FAIRFIELD CA 94534
(Address of Principal Executive Offices) (Zip Code)

707-422-0443
(Registrant's Telephone Number, Including Area Code)

RESOURCE GROUP INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 –	NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

On January 22, 2010, during its review of the financial documents for its November 30, 2009 quarterly filing, the Board of Directors of TOA Distribution Systems Inc, a Delaware corporation (the “Company”), became aware that its 10-Q filing for the period ended August 31, 2009 contained inconsistencies in the financial information that was filed.

As a result, the Board of Directors of the Company concluded that its previously issued financial statements for the six-month period ended August 31, 2009, included in its Quarterly Report on Form 10-Q for the six-month period ended August 31, 2009, should no longer be relied upon. Therefore upon completion of a review of the Company’s financial information for that period by Seale & Beers the Company’s auditors an amended 10-Q will be filed.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2010

By: /s/ Larry Lorenz
Name:
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

NONE